Investor Presentation July 2026

2 Forward-Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements herein, including the statements regarding Civeo’s future plans and outlook, strategic priorities, guidance, current trends, expectations with respect to Adjusted EBITDA, capital expenditures, future revenues, share repurchases, Free Cash Flow generation, cost reductions, integration of the Australian asset acquisition, future infrastructure-related opportunities and liquidity needs, are based on then-current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the accommodations industry, risks associated with the level of supply and demand for oil, coal, iron ore and other minerals, including the level of activity, spending and developments in the Canadian oil sands, the level of demand for coal and other natural resources from, and investments and opportunities in, Australia, and fluctuations or sharp declines in the current and future prices of coal, iron ore, oil, natural gas and other minerals, risks associated with failure by our customers to reach positive final investment decisions on, or otherwise not complete, projects with respect to which we have been awarded contracts, which may cause those customers to terminate or postpone contracts, risks associated with currency exchange rates, risks associated with inflation and volatility in the banking sector, risks associated with the Company’s ability to integrate any future acquisitions, risks associated with labor shortages, risks associated with the development of new projects, including whether such projects will continue in the future, risks associated with the trading price of the Company’s common shares, availability and cost of capital, risks associated with general global economic conditions, geopolitical events, inflation, global weather conditions, natural disasters, including wildfires, global health concerns, and security threats and changes to government and environmental regulations, including climate change, and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Civeo’s most recent annual report on Form 10-K and other reports the Company may file from time to time with the U.S. Securities and Exchange Commission. Neither the Company nor any of its representatives gives any assurance that these expectations will be achieved on the time periods expected or at all. As such, recipients are cautioned not to put undue reliance on forward-looking statements. Each forward-looking statement contained herein speaks only as of the date of this Presentation. Except as required by law, Civeo expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Information This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt, bank-adjusted EBITDA and Net Leverage Ratio are examples of non-GAAP financial measures used in this Presentation. See “Appendix C – Non-GAAP Reconciliations” below for definitions and additional information concerning non-GAAP financial measures, including a reconciliation of the non-GAAP financial information presented in this Presentation to the most directly comparable financial information presented in accordance with GAAP. Non-GAAP financial information supplements and should be read together with, and is not an alternative or substitute for, the Company’s financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures.

Civeo Overview

4 $565M ENTERPRISE VALUE¹ $377M MARKET CAP1 2.1x NET LEVERAGE RATIO(2)(3) 26% OF SHARES OUTSTANDING REPURCHASED SINCE THE BEGINNING OF 2025¹ Civeo at a Glance Civeo (NYSE: CVEO) provides a full suite of hospitality services, including food services, housekeeping, lodging and maintenance at remote workforce accommodations facilities owned by Civeo or its customers in Australia and Canada 28% CANADA6 72% AUSTRALIA 19% CANADA6 81% AUSTRALIA $96.8M LTM REVENUE2 LTM ADJUSTED EBITDA(2)(4)(5) (1) As of July 27, 2026 (2) As of June 30, 2026 or the last twelve months as of June 30,2026, where appropriate (3)Net Leverage Ratio is a non-GAAP financial measure and is reconciled to the nearest GAAP financial measure in the Appendix C (4) Adjusted EBITDA is a non-GAAP financial measure and is reconciled to the nearest GAAP financial measure in the Appendix C (5) Negative Adjusted EBITDA contributions from Corporate, Other and Eliminations are allocated pro rata to Canada and Australia (6) Canada includes legacy U.S. business, the majority of which has been divested Generating recurring cash flow from a diverse asset mix and exposure to all phases of project lifecycles across a broad range of commodities Opportunistically deploying capital to buyback stock and support strategic initiatives while maintaining a healthy balance sheet Driving earnings growth in North America by capitalizing on infrastructure development CIVEO IS POSITIONED FOR ONGOING VALUE CREATION… $685M

5 Integrated Services (or “CIS”) • Fully integrated remote site services including catering and food service, lodging, housekeeping and maintenance • Offered at both owned and third- party accommodations • Services can be offered on an end- to-end basis or just a portion of our comprehensive offering Operating Two Scaled Platforms…. Owned Villages (or “COV” business) • Strategically located near long-lived, low-cost mines operated by large mining companies, regionally diversified across Australia • Multi-year take-or-pay contracts with minimum nightly room commitments • Portfolio creates network effect, with ability to serve multiple customer projects at multiple Civeo locations Owned Lodges & Mobile Camps • Leading market position in the Canadian oil sands • Scalable offering to support project lifecycle from initial exploration to long-term production • Fleet of approximately 2,700 readily deployable mobile camp rooms and another approximately 1,000 mobile camp rooms at lodges that can be redeployed anywhere in North America AUSTRALIA Civeo Lodge Properties Civeo Office Locations Mobile Camp Staging Sites Civeo Integrated Services Villages (CIS) Civeo Villages (COV) Civeo Integrated Services Villages (CIS) Civeo Office Locations NT QLD NSW VIC SAWA TSA ACT CANADA 0

Activity Drivers Diversified Across Commodity and Geographic Markets

Civeo supports key projects in the Australian met coal and iron ore and Canadian oil sands and LNG markets

Civeo serves low-cost producers of a diverse mix of critical commodities in multiple geographic markets that are broadly exposed to global economic growth

Potential New Opportunity Drivers

U.S. data centers and LNG projects in Canada and Alaska are emerging areas of opportunity currently being pursued



19%
22%
Revenue by Activity Driver[2]
59%



11%
23%
Gross Profit by Activity Driver[2]
66%

Steel-Related[1]
Global iron ore and Australian met coal supply projected to grow at 1.8% and 0.4% through 2030, respectively

Oil[1]
Canadian oil and oil sands annual projected growth of 2.4% through 2027 set to outpace global annual production growth of 1.6% through the same period

Other

(1) Source: Wall Street research and Wood Mackenzie

(2) Source: Revenue and gross profit percentages are based on revenue and gross profit related to the applicable activity driver for the last twelve months ended June 30, 2026.

6

7 … Underpinned by Near-Term Operational Catalysts COV occupancy remains resilient but has softened in portions of the portfolio amid customer caution, while longer- term organic expansion and acquisition opportunities remain Strong sales pipeline and growth momentum as CIS business works toward A$500M revenue target by 2027 Exploring end-market diversification for CIS business across Australia Proposed Canadian nation- building infrastructure spending drives near-term mobile camp utilization upside Multiple Canadian and Alaska LNG projects advancing toward Final Investment Decision, expanding demand for mobile and lodge room deployment Strong continental U.S. bidding activity leveraging existing mobile camps and underutilized lodge rooms for data center development AUSTRALIA NORTH AMERICA

Accelerating Infrastructure Investments Driving Opportunities for Civeo in North America

North American projects with expected near-term final investment decisions (“FID”)

LNG

Alaska LNG Project: LNG liquefaction, export facility and associated pipeline project; awaiting FID

Prince Rupert Gas Transmission (PRGT): Natural gas pipeline for Ksi Lisims LNG project; awaiting FID

Coastal GasLink Phase 2: Upgrading compression capabilities along Coastal GasLink pipeline associated with LNG Canada Phase 2; awaiting FID

U.S. POWER AND DATA CENTER INFRASTRUCTURE

U.S. Data Centers: Several U.S. data center accommodations opportunities across the lower 48 states, more anticipated

CANADIAN NATION BUILDING

BC Hydro North Coast Transmission Line: 440 km transmission line from Prince George to Terrace, BC; awaiting FID

Alberta Oil Pipeline: New Oil Sands Alliance between Alberta and Federal government sets path for new bitumen oil pipeline

Oil Sands Alliance – Pathways: Carbon capture and sequestration infrastructure project; pending approval and FID

CiveoSix: Signed limited partnership agreement with Six Nations of the Grand River Development Corporation to launch CiveoSix, which focuses on infrastructure and service opportunities in Eastern Canada



TOTAL ADDRESSABLE MARKET[1]

~35k – ~50k

rooms

(1) Management estimates

8

Our Businesses

Civeo Operations By the Numbers

Recurring Revenues

Primary and stable revenue driver (90%+) through ongoing Operations and Maintenance and Turnaround workforce demand

Project Related Revenues

Near-term growth catalyst driven by large-scale construction projects, providing meaningful value over defined project lifecycles.

		TOTAL
26 OWNED VILLAGES & LODGES	22 OPERATED VILLAGES & LODGES	**48** VILLAGES & LODGES
~26,300 OWNED ROOMS	~18,300 OPERATED ROOMS	**~44,600** ROOMS
~4.5M OWNED-LOCATION BILLED ROOMS[1]	~4.0M OPERATED BILLED ROOMS[1]	**~8.5M** BILLED ROOMS[1] (over 23,000 guests per day)



(1) Last twelve months as of June 30,2026

10

NT
QLD
WA
SA
NSW
VIC
ACT
TSA
Civeo Villages (COV)
Civeo Integrated Services Villages (CIS)

Capitalizing on Strong and Growing Demand in Key Australian Markets

Civeo is the largest third-party accommodations, infrastructure, and hospitality services provider in Australia

Operations primarily centered around metallurgical coal and iron ore mines

Diverse exposure to key resource industries (met coal, iron ore, gold, copper, lithium and LNG)

ASSET LIGHT (INTEGRATED SERVICES)

- Operates in Western Australia, Queensland and South Australia
- Primarily serves iron ore market
- Recently won contract to operate two villages for major met coal miner in Queensland

Services provided at
21
customer-owned villages with **~17,000 rooms**

Recent six-year,
A$1.4 billion
contract to provide integrated services at 11 villages in Western Australia through 2030

In 2025, served
3.7 million
billed rooms at customer-owned sites

ASSET INTENSIVE (ACCOMMODATIONS AND INFRASTRUCTURE)

Operates primarily in Queensland and New South Wales

Primarily serves met coal market

Bowen Basin villages comprise
86%
of Civeo-owned room capacity

Owns and operates
12
Civeo-owned villages with **~10,000 rooms**

In 2025, served
2.8 million
billed rooms at Civeo owned villages

Recently closed acquisition of four villages with
1,368 rooms
in Bowen Basin and associated contracts

11

12 Strong Platform for Continued Growth, Supported by Strategic Acquisitions AUSTRALIAN GROWTH STRATEGY Strong cash flow from owned-village business augmented by 2025 Bowen Basin village acquisition, funding capital returns and further growth Built critical mass in integrated services business organically after original 2019 acquisition (originally serving seven villages in Western Australia) Continuing geographic expansion into South Australia and Queensland, and eventually into non-natural resource markets 1 2 Civeo Villages Civeo Integrated Services Villages NT QLD SA NSW VIC TAS WA 2 2 2 1 New Civeo-Owned Villages

13 COMMENTARYNEW MET COAL SUPPLY IN THE SEABORNE MARKET BETWEEN 2023 – 2030 (MT) MAJOR AUSTRALIAN MET COAL PROJECTS BETWEEN 2023 – 2030 (MT) Source: FactSet, IEA, Wall Street research and Wood Mackenzie. Met coal pricing data as of July 27, 2026. Civeo Positioned in Premier Global Met Coal Market Set to Drive Growth Through 2030 • Civeo well positioned in premier met coal producing regions in the Bowen Basin and NSW, Australia, which accounts for ~50% of global seaborne met coal exports (excluding Mongolia) − Net new 22Mt of seaborne met coal capacity expected by 2030, largely driven by Australia − Major met coal projects driving capacity additions located in the Bowen Basin and NSW, overlapping with Civeo’s village footprint • Strong industry outlook for Australian met coal as development and steel capacity targets in key export markets (India, Japan, Korea) drive steel demand growth • Met coal prices above $220/tonne as of the date of this presentation provide a supportive backdrop, though inflationary headwinds driving a more cost- focused customer base (10) -- 10 20 30 Australia Indonesia China Russia United States Others -- 2 4 6 8 Olive Downs Curragh Maules Creek Maxwell Centurion Saraji Broadmeadow Peak Downs Kestrel Moranbah North Grosvenor Lake Lindsay Queensland (Bowen Basin) New South Wales

Civeo Lodge Properties
Civeo Office Locations
Mobile Camp Staging Sites
Civeo Integrated Services Villages (CIS)

Broad Sector and Geographic Exposure in Canada

Premier hospitality services, accommodations and infrastructure provider in Canadian oil sands region

Serves full lifecycle of a customer's project by providing:

- Permanent lodges for long-term production and operations phases (i.e., operational oil sands)
- Mobile and contract camps for initial, construction and exploratory phases (i.e., Coastal GasLink pipeline)
- Strong customer relationships and contracts with the top oil sands producers

ASSET INTENSIVE (ACCOMMODATIONS AND INFRASTRUCTURE)

Owns and operates
14
Civeo-owned lodges with ~16,000 rooms

In 2025, served
1.6M
billed rooms at Civeo-owned lodges

Owns and operates
~2,700[1]
mobile camp rooms

~18,700
total rooms

~15,300 rooms serve oil sands industry, **~700** rooms serve natural gas development and **~2,700** mobile camp rooms serve both natural gas and infrastructure development projects

ASSET LIGHT (INTEGRATED SERVICES)

Services provided at
1
customer-owned lodge with **~1,000 rooms**

Recent four-year integrated services award in Ontario, producing
21,000
meals per day **at** 11 Ontario Correctional Facilities

Served
0.2 million
billed rooms in 2025

(1) In addition, Civeo has 1,100 mobile camp rooms that are currently deployed within our 16,000-room lodge footprint – which can be detached and deployed on mobile camp jobs

14

Capitalizing on North American Infrastructure Development

CANADA'S NATION-BUILDING INFRASTRUCTURE DEVELOPMENT BUILDING MOMENTUM

Selected commentary on federal support driving Canada's evolving infrastructure landscape

"To build the strongest economy in the G7, **we must build infrastructure at a speed and scale not seen in generations**. The Build Communities Strong Fund is the essential investment in nation-building, targeting the roads, hospitals, schools, and water systems that underpin local prosperity. By delivering this critical infrastructure to communities across the country, we are directly investing in our workers and businesses – and building Canada strong."

THE HON. FRANÇOIS-PHILIPPE CHAMPAGNE

MINISTER OF FINANCE AND NATIONAL REVENUE | NOVEMBER 8, 2025

POSITIONED TO CAPTURE DEMAND FOR U.S. DATA CENTERS AND DRIVE EARNINGS GROWTH

Energy consumption, terawatt hours



600
400
200
0
147
178
224
292
371
450
513
606
2023
2030

Source: Capital Policy Analytics; Meta project disclosures; USC/Hamm Institute
Source: Global Energy Perspective 2023, McKinsey

COMMENTARY

- The Canadian federal government has renewed support for the country's infrastructure, resulting in a more favorable regulatory environment and optimistic outlook for further build-out
- Alaska LNG gaining momentum with recent commercial, construction, and supply milestones supporting progress toward FID and long-term project development
- The market has recognized the long-term attractiveness and growth prospects of oil & gas production in Western Canada and LNG development on the west coast of Canada
  - Western Canada's LNG industry is experiencing a revitalization, driven by increasing federal support and approval of major development projects (e.g., Ksi Lisims LNG)
- The Oil Sands Alliance is advancing the C$16.5B+ Pathways CCS project under the July 2026 Canada–Alberta deal, linking carbon capture to a new West Coast oil pipeline
- **Every $1B invested in U.S. data centers supports approximately 4,500–5,000 total jobs during construction**

15

16 Serving Loyal, Blue-Chip Customer Base Large, long-term projects supported by multi-year contracts with large, well-capitalized clients Lodges & Villages • Permanent infrastructure supporting multi-year projects • Size range from 50 rooms to 5,000 rooms • Asset life matches customer demand: designed to serve long-term needs of clients throughout the project lifecycle • Located in areas of significant resource development to support multiple customers Contract Structure • “Take-or-pay” or exclusivity contract structure • May contain minimum occupancy requirement • Annual price escalation provisions in multi-year contracts cover increases in labor, food and consumables costs • Contracts can have termination provisions, where customers incur termination fees • “Services only” contracts at customer-owned locations based on a per-guest, per- day basis SUPPLIER OF HOSPITALITY AND INFRASTRUCTURE SERVICES TO MET COAL, OIL, IRON ORE, LNG AND OTHER RESOURCE DEVELOPMENTS IN AUSTRALIA AND CANADA Key Australian Customers CANADA: 28% OF LTM REVENUE AUSTRALIA: 72% OF LTM REVENUE Key North American Customers

Capital Allocation and Financial Results

Track Record of Returning Capital To Shareholders

- Updated capital allocation framework in 2Q25 following review by Board and management team and engagement with shareholders
- New strategy designed to accelerate the return of capital to investors and drive long-term shareholder value, while preserving financial flexibility
- Focus on repurchases as primary vehicle for returns demonstrates confidence in future prospects, operational resilience, and ability to deliver long-term shareholder value

CAPITAL ALLOCATION FRAMEWORK

- July 2026 convertible issuance funded $22.3M of incremental repurchases, completing the 2025 authorization and 51% of the March 2026 authorization
  - The March 2026 authorization allows the Company to repurchase up to 10% of its shares outstanding (~1.1 million shares)
- Civeo intends to utilize at least 75% of annual FCF to continue repurchasing shares while maintaining dry powder to pursue high-return growth opportunities

HISTORICAL TRACK RECORD OF SHAREHOLDER RETURNS ($M)



$7.4
$11.6
$20.60
$19.0
$14.4
$29.6
$26.18
$44.0
$3.4
$53.6
$23.19
$57.0
$-
$36.6
$31.27
$36.6
2023
2024
2025
2026 YTD
Dividends[1]
Share Repurchases
Total Capital To Shareholders
Average Buyback $/Share

(1) Quarterly dividend suspended on 4/30/2025 as part of updated capital allocation framework

18

19 Opportunistically Deploying Capital to Support Strategic Initiatives While Maintaining a Healthy Balance Sheet (1) Net Leverage Ratio equals Net Debt / bank-adjusted EBITDA. Net Debt and bank-adjusted EBITDA are non-GAAP financial measures and are reconciled to the nearest GAAP financial measure in Appendix C. Financing leases are included in the net debt calculation beginning in 1Q 2026. (2) 6/30/2026 pro forma is an illustrative view to show what net debt and leverage ratios would have been if the convertible debt was issued in the second quarter, all else equal. For simplicity, this pro forma uses the principal amount of $115M. HISTORICAL NET DEBT AND NET LEVERAGE RATIO • Prudently deploying capital to highest-return opportunities, sustaining investments in core assets and opportunistic, accretive inorganic growth • The increase in 2025 net debt1 is largely due to the ~$67M Australian acquisition in May 2025 and ~$57M of capital returned to shareholders in 2025 • Substantial opportunity to organically grow the Australia integrated services business to achieve revenue goal of A$500 million by 2027 (the “555 Plan”) with minimal capital investment • Maintaining a healthy balance sheet with ~$82.2 million in liquidity as of June 30, 2026 • Targeting net leverage ratio1 in the ~2.0x range to allow financial flexibility for value- enhancing opportunities $62 $40 $38 $154 $168 $191 $102 $115 - 0.5x 1.0x 1.5x 2.0x 2.5x $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 12/31/23 6/30/24 12/31/24 6/30/25 12/31/25 6/30/26 6/30/2026 Pro Forma² ($ M ill io ns ) Net Debt (Revolver)¹ Convertible Debt Total Leverage Ratio¹ Sr. Secured Leverage Ratio¹ $217

20 Key Terms Overview Principal amount $115.0M including the greenshoe Coupon / maturity 4.50% per annum, semi-annual | August 1, 2031 Conversion price $40.51 per share (20.0% premium to $33.76 close on 7/1/26) Settlement Cash, shares, or combination -- Civeo's election Non-call period 3 years (callable from 8/1/2029 if stock is at/above 130% of conv. price, ~$52.67) Concurrent buyback 660,297 shares repurchased (~$22.3M) — permanent dilution offset Immediate Use of remaining proceeds (after concurrent buyback) Repay revolving credit facility, restoring undrawn capacity Strategic Intent of Offering Increased financial flexibility to capitalize on organic and inorganic growth opportunities

Convertible Debt Issuance: Positioning Civeo for the Next Phase of Value Creation

$115M of 5-year capital (including greenshoe) at a **4.50% fixed coupon, a 20% conversion premium ($40.51)**, and a concurrent repurchase of **~660K shares** — lowering near-term cost of capital while positioning for growth

Delivered on Buybacks; Positioned for Growth

Repurchased ~660K shares concurrent with the offering, completing the April 2025 authorization to repurchase 20% of the Company; approximately 550K of those shares were repurchased under the new 10% authorization after it became effective. Now positioned for a more balanced capital allocation framework across growth and return of capital.

Financial Flexibility for a Building Growth Opportunity Set

Raising capital at attractive terms to pursue an expanding North American and Australian opportunity set, organically and via disciplined M&A.

Immediate Benefit of Interest-Rate Arbitrage

Replaced higher-cost, floating-rate borrowings with 4.50% fixed-rate capital and added balance-sheet flexibility.

Building on a strong capital return track record while enhancing financial flexibility to capitalize on future growth opportunities.

~40%	~3.5M	4.50%	$40.51
Of the Company's shares repurchased since 2021 (~$26 avg)	shares repurchased since Jan 1, 2025 (~26%)	fixed coupon with 5-year term to 2031	conversion price 20% premium[1]; no equity issued from the convertible debt below this price

[1] Based on $33.76 closing share price on 7/1/26.

21

Conversion Mechanics: Cash Settlement Significantly Reduces Potential Dilution

- Civeo intends to satisfy the $115M (including greenshoe) principal in cash
- As a result, shares would only be issued for conversion value **ABOVE** the $40.51 conversion price — not the full underlying share amount
- No shares are issued at or below the $40.51 conversion price
- The concurrent repurchase of approximately 660K shares provides a permanent offset against potential future share issuance related to convertible debt offering
- No net dilution until approximately $53 per share, reflecting both cash settlement and the impact of the concurrent share repurchase

ILLUSTRATIVE NET DILUTION BY STOCK PRICE[1]

Stock price	Implied move	Net new shares (after buyback)	% Pre-offering shares outstanding[1]
$40.51	+20%	—	0%
~$53	+56%	~0 (zero-dilution)	0%
~$69	+103%	**~500,000**	~4.6%
~$98	+189%	~1,000,000	~9.1%

POTENTIAL DILUTION IS SMALL RELATIVE TO SHARES ALREADY RETIRED


Net new @ $68.52 (after buyback)
500K
Retired since Jan 1, 2025
3,500K @ avg. price of $25.91
Retired since 2021
6,900K @ avg. price of $26.24

[1] Illustrative dilution analysis reflects management's current intent to settle principal of the convertible debt in cash; reported diluted share counts may differ under applicable accounting rules. Not an offer to sell or a solicitation. See SEC filings.

22

23 Second Quarter 2026 Snapshot (1) Adjusted EBITDA is a non-GAAP financial measure and is reconciled to the nearest GAAP financial measure in Appendix C (2) Includes $22.3 million of share repurchases concurrent with July 2026 convertible debt offering FY2026 GUIDANCE (As of June 30, 2026) Revenues $675 – $700M Adjusted EBITDA1 $85 – $90M Capital Expenditures $25 – $30M Revenues of $180.0M Adjusted EBITDA1 of $23.8M Net loss of $2.5M Returned $36.6M of capital to shareholders year-to-date² Second Quarter 2026 Conference Call Commentary • Revenue grew 11% year-over-year to $180.0 million — Australia (+11%) benefited from a stronger Australian dollar and growth in integrated services; Canada (+9%) was driven by higher occupancy and the new Ontario integrated-services contract • Adjusted EBITDA of $23.8 million was down modestly from $25.0 million a year ago, as Ontario contract start-up costs and softer Canadian turnaround timing offset the AUD tailwind and Australian integrated-services growth • Subsequent to quarter-end, priced $115.0 million of 4.50% convertible senior notes due 2031 and repurchased 660,297 shares (~$22.3 million) — fixed-rate capital for the growing North American infrastructure pipeline (LNG, energy infrastructure, data centers), structured for no shareholder dilution below ~$53/share • Reaffirmed full-year 2026 guidance: revenue of $675–$700 million, Adjusted EBITDA of $85–$90 million, capital expenditures of $25–$30 million

Appendix A - Our Value Proposition

25 The Civeo Lodge Experience

26 The Civeo Experience

27 Innovation in Service Delivery • Civeo’s EDI cook-to-order system allows guests to order dinner entrées a la carte • Guests use iPads and room keys to order from over 25 entrée items and three daily chef’s specials including vegetables and side dishes, allowing guests to make requests and input allergies • EDI system is in place at multiple Civeo lodges in the Canadian oil sands • EDI system improves guest experience from legacy buffet service and reduces food waste

28 Lodge & Village Amenities

29 Villages in Australia

30 Village Environment & Facilities Kinetic Fitness Center Swimming Pools Guest Commuter Bus Meeting / Training Space Guest Transit Service — Village to Township

31 Safety is at the Core of our Business Continue to receive exemplary safety performance ratings • 2025 was our sixth year achieving a Total Recordable Incident Rate below 0.50 • Customers trust Civeo to provide high-quality services and keep their people safe Remain dedicated to creating sustainable, long-term value for our people and communities in which we operate • Achieved the Gold re-certification for our Canadian Indigenous program, signifying our continued commitment to maintaining strong relationships with these communities

Appendix B — Lodge & Village Breakdown

33 Australian Civeo-Owned Villages AUSTRALIAN CIVEO-OWNED VILLAGE ROOM COUNT Civeo Villages NT QLD SA NSW VIC TAS WA New Civeo-Owned Villages As of Commodity Exposure 6/30/2026 Bowen Basin Villages Coppabella Met Coal 3,144 Dysart Met Coal 1,798 Moranbah Met Coal 1,240 Rosewood Met Coal 734 Middlemount Met Coal 816 Waratah Met Coal 494 Nebo Met Coal 490 Vitrinite Met Coal 84 Acacia Motel Met Coal 56 Total Bowen Basin Rooms 8,856 Gunnedah Basin Villages Boggabri Met / Thermal Coal / Gas 662 Narrabri Met / Thermal Coal / Gas 502 Total Gunnedah Basin Villages 1,164 Western Australia Villages Karratha LNG, Iron Ore 298 Total Western Australia Rooms 298 Total Australian Village Room Count 10,318

Canadian Civeo-Owned Lodges & Mobile Camps

CANADIAN OWNED-LODGE AND MOBILE CAMP ROOM COUNT

Lodges	Commodity Exposure	As of 6/30/2026
North Lodges		
Wapasu	Oil Sands	5,174
Grey Wolf	Oil Sands	946
Total North Lodges Rooms		6,120
Core Lodges	Oil Sands	
Athabasca	Oil Sands	2,005
Borealis	Oil Sands	1,504
Beaver River	Oil Sands	1,094
Fort McMurray Village[1]	Oil Sands	3,330
Hudson	Oil Sands	624
Total Core Lodges Rooms		8,557
South Lodges		
Conklin	Oil Sands	142
Anzac	Oil Sands	526
Total South Lodges Rooms		668
Sitka Lodge		
Sitka	LNG	689
Total Sitka Lodge Rooms		689
Total Canadian Lodge Room Count		16,034
Mobile Assets		2,660
Total Rooms		**18,694**

(1) Comprised of Black Bear, Bighorn, Buffalo, Lynx and Wolverine Lodges

CANADIAN LODGES



● Civeo Lodge Properties

~15,300

rooms in the Oil Sands

~700

rooms serving natural gas development

~2,700

mobile camp rooms available for redeployment

34

35 Asset Intensive & Asset Light Business Segment Disclosure Twelve Months Ended June 30, 2026 Australia Canada Other Total Asset Light: Catering and Facility management $ 362.3 $ 114.4 $ - $ 476.8 Asset Intensive: Accommodations and Infrastructure 130.1 77.9 - 208.0 Total Revenue $ 492.4 $ 192.4 $ - $ 684.8

Significant Asset Availability with Growing Services

	ASSET INTENSIVE: ACCOMMODATIONS AND INFRASTRUCTURE	ASSET LIGHT: CATERING AND FACILITY MANAGEMENT	
NORTH AMERICA	• Low maintenance capital intensity for existing assets • Ideally suited to support infrastructure and data center construction projects with mobile camp assets that can be deployed rapidly to scale • **~2,700 mobile rooms[2] & ~16,000 owned-lodge rooms**	• Diversification platform for North American business to enter different end-markets • Demonstrated capabilities and strong existing relationships position Civeo as a partner of choice for facility and hospitality services • **1 customer-owned site in North America**	$192M LTM REVENUE[1]
AUSTRALIA	• High-margin, high-cash flow business with recurring revenue streams largely backed by take-or-pay contracts • Strong occupancy in owned villages funds capital returns and future growth • **10,000+ owned-village rooms**	• Minimal capital intensity for existing operations • Well-positioned for continued growth through organic expansion with minimal investment required, on track to reach goal of A$500M of revenue by 2027 • **21 customer-owned sites in Australia**	$492M LTM REVENUE[1]
	$208M LTM REVENUE[1]	$477M LTM REVENUE[1]	

Established owned village & lodge footprint provides natural, synergistic growth platform for services

(1) Last twelve months as of June 30,2026
(2) In addition, Civeo has 1,100 mobile camp rooms that are currently deployed within our 16,000-room lodge footprint – which can be detached and deployed on mobile camp jobs

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Appendix C — Non-GAAP Reconciliations

EBITDA and Adjusted EBITDA Reconciliation

(U.S. dollars in millions)

The term EBITDA is a non-GAAP financial measure that is defined as net income (loss) attributable to Civeo Corporation plus interest, taxes, depreciation and amortization. The term Adjusted EBITDA is a non-GAAP financial measure that is defined as EBITDA adjusted to exclude certain other unusual or non-operating items. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles and should not be considered in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. Additionally, EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Civeo has included EBITDA and Adjusted EBITDA as supplemental disclosures because its management believes that EBITDA and Adjusted EBITDA provide useful information regarding its ability to service debt and to fund capital expenditures and provide investors a helpful measure for comparing Civeo's operating performance with the performance of other companies that have different financing and capital structures or tax rates. Civeo uses EBITDA and Adjusted EBITDA to compare and to monitor the performance of its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan.

	LTM Ending									
	6/30/2022	12/31/2022	6/30/2023	12/31/2023	6/30/2024	12/31/2024	6/30/2025	12/31/2025	6/30/2026	2Q26
Net income (loss) attributable to Civeo Corporation	$ 21.8	$ 4.0	$ (8.9)	$ 30.2	$ 35.1	$ (17.1)	$ (33.3)	$ (20.1)	$ (13.2)	$ (2.5)
Plus: Interest expense, net	11.3	11.4	13.5	13.0	10.3	7.8	7.5	11.3	15.0	4.2
Plus: Depreciation and amortization	83.7	87.2	86.4	75.1	66.6	68.0	68.3	72.6	72.2	16.3
Plus: Loss on extinguishment of debt	0.4	-	-	-	-	-	-	-	-	-
Plus: Income tax provision (benefit)	6.2	4.4	5.1	10.6	11.9	12.5	13.8	13.6	13.6	3.5
EBITDA, as defined	$ 123.3	$ 107.0	$ 96.2	$ 128.9	$ 123.9	$ 71.2	$ 56.4	$ 77.4	$ 87.5	$ 21.5
Adjustments to EBITDA										
Impairment of fixed assets	-	5.7	5.7	1.4	9.2	11.6	3.8	-	-	-
Demobilization expenses	-	-	-	4.9	4.9	-	-	-	-	-
Net gain on disposition of McClelland Lake Lodge assets	-	-	-	(33.2)	(39.2)	(5.7)	0.2	-	-	-
Stock-based compensation	4.2	3.8	3.9	4.5	3.6	2.9	2.9	3.1	2.7	0.6
Resolution of a sales and occupancy tax matter	-	-	-	-	-	-	-	-	1.5	1.5
Cost saving initiatives	-	-	-	-	-	-	1.4	2.2	2.3	0.1
Shareholder activist costs	-	-	-	-	-	-	3.2	5.5	2.8	0.1
Adjusted EBITDA	$ 127.5	$ 116.6	$ 105.7	$ 106.5	$ 102.4	$ 79.9	$ 67.9	$ 88.2	$ 96.8	$ 23.8
Bank Adjustments to Adjusted EBITDA										
Acquisition pro-forma EBITDA	-	-	-	-	-	-	12.5	5.9	-	
Interest income	0.0	0.0	0.1	0.2	0.2	0.2	0.2	0.2	0.2	
Resolution of a sales and occupancy tax matter	-	-	-	-	-	-	-	-	(1.5)	
Cost saving initiatives	-	-	-	-	-	-	(1.4)	(2.2)	(2.3)	
Shareholder activist costs	-	-	-	-	-	-	(3.2)	(5.5)	(2.8)	
Incremental adjustments for McClelland Lake Lodge disposition	-	-	-	3.3	13.0	0.3	-	-	-	
Bank-Adjusted EBITDA	$ 127.5	$ 116.6	$ 105.9	$ 110.0	$ 115.6	$ 80.5	$ 75.9	$ 86.6	90.3	

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39 EBITDA Reconciliation — 2026 Guidance (U.S. dollars in millions) The following table sets forth a reconciliation of estimated EBITDA and Adjusted EBITDA to estimated net loss, which is the most directly comparable measure of financial performance calculated under generally accepted accounting principles (unaudited): Year Ending 12/31/2026 Low High Net loss (15.2)$ (11.2)$ Income tax expense 14.0 15.0 Depreciation and amortization 65.0 65.0 Interest expense, net 15.5 15.5 EBITDA 79.3$ 84.3$ Adjustments to EBITDA Shareholder activist cost 0.6$ 0.6$ Canadian cost savings initiatives 1.6 1.6 Resolution of a sales and occupancy tax matter 1.5 1.5 Non-cash, stock-based compensation 2.0 2.0 Adjusted EBITDA 85.0$ 90.0$

Net Leverage Ratio Reconciliation

(U.S. dollars in millions)

The term net leverage ratio is a non-GAAP financial measure that is defined as net debt divided by bank-adjusted EBITDA. Net debt, bank-adjusted EBITDA and net leverage ratio are not financial measures under GAAP and should not be considered in isolation from or as a substitute for total debt, net income (loss) or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, net debt, bank-adjusted EBITDA and net leverage ratio may not be comparable to other similarly titled measures of other companies. Civeo has included net debt, bank-adjusted EBITDA and net leverage ratio as a supplemental disclosure because its management believes that this data provides useful information regarding the level of the Company's indebtedness and its ability to service debt. Additionally, per Civeo's credit agreement, the Company is required to maintain a net leverage ratio below 3.0x every quarter to remain in compliance with the credit agreement.

The following table sets forth a reconciliation of net debt, bank-adjusted EBITDA and net leverage ratio to the most directly comparable measures of financial performance calculated under GAAP (in thousands) (unaudited):

	As of								
	6/30/2022	12/31/2022	6/30/2023	12/31/2023	6/30/2024	12/31/2024	6/30/2025	12/31/2025	6/30/2026
Total debt[1]	$ 154.6	$ 132.0	$ 136.1	$ 65.6	$ 47.5	$ 43.3	$ 168.7	$ 182.8	$ 211.5
Less: Cash and cash equivalents	4.8	8.0	11.4	3.3	7.4	5.2	14.6	14.4	20.6
Net debt	$ 149.9	$ 124.1	$ 124.7	$ 62.2	$ 40.1	$ 38.1	$ 154.0	$ 168.4	$ 190.9
LTM Bank-adjusted EBITDA	$ 127.5	$ 116.6	$ 105.9	$ 110.0	$ 115.6	$ 80.5	$ 75.9	$ 86.6	$ 90.3
Net leverage ratio	1.2x	1.1x	1.2x	0.6x	0.3x	0.5x	2.0x	1.9x	2.1x

1. Financing leases are included in the total debt calculation beginning in 1Q 2026.

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41 Peter McCann Senior Vice President, Australia SVP, Australia since 2014. Previously served as Managing Director of the MAC, a Civeo subsidiary, and held senior finance roles at The MAC, Royal Wolf Trading, Strathfield Group, Hazelton Airlines and QANTAS. Currently an Associate Member of the Institute of Chartered Accountants in Australia. Brings over 25 years of experience in finance, operations and leadership across the accommodation, logistics, airline and technology sectors. Strong Leadership Team Positioned to Execute Our Operational, Strategic and Financial Priorities Bradley Dodson President, CEO, Director President, CEO & director since 2014. Previously held various executive roles at Oil States International from 2001 to 2014, including EVP of Accommodations and CFO. Brings over 25 years of experience in energy, finance and corporate leadership. Andrew Fraser Senior Vice President, Canada SVP, Canada since 2024. Previously CEO and Executive Chair of NCSG Crane and Heavy Haul and CEO of Camex Equipment. Held a variety of executive roles at Finning International across Canadian and international operations. Over the past 15 years, he has also served as a director on various boards, both locally and internationally, in energy, manufacturing and distribution. Brings extensive executive leadership experience in industrial services, energy and equipment sectors. Collin Gerry Senior Vice President, CFO, Treasurer SVP, CFO & Treasurer since 2024. Previously served as SVP, Canadian Operations and VP, Corporate and Business Development at Civeo. Brings deep experience in corporate finance, strategy and operations across the accommodations and energy service sectors.